Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

26. Subsequent Events

        On February 13, 2013, the Company sold and delivered the Independence. The gross sale consideration was $7.0 million. The Independence was 26 years old and laid up as of December 31, 2012.

        On February 8, 2013, the Company entered into an agreement to sell the Henry and delivered the vessel to the buyers on February 28, 2013. The gross sale consideration was $6.1 million.

        Between January 1, 2013 and February 28, 2013, the Company issued 14,172 new shares of common stock, to the employees of the Manager and directors of the Company and the Company has agreed to issue in 2013 an additional 35,151 shares of common stock to employees of the Manager, 35,101 shares in respect of grants made in 2012 and 50 shares in respect of grants made in 2011, as described in Note 21, Stock Based Compensation.